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                                                                    EXHIBIT 99.3

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                         POOLING AND SERVICING AGREEMENT

                                     BETWEEN

                         CAPITAL AUTO RECEIVABLES, INC.

                                       AND

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                          DATED AS OF DECEMBER 9, 2004

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.................................................................................      1

   SECTION 1.01         Definitions...................................................................      1
   SECTION 1.02         Owner of a Receivable.........................................................      2

ARTICLE II PURCHASE AND SALE OF RECEIVABLES...........................................................      2

   SECTION 2.01         Purchase and Sale of Receivables..............................................      2
   SECTION 2.02         Receivables Purchase Price....................................................      4
   SECTION 2.03         The Closings..................................................................      4
   SECTION 2.04         Custody of Receivable Files...................................................      5

ARTICLE III ADMINISTRATION AND SERVICING OF RECEIVABLES...............................................      5

   SECTION 3.01         Duties of the Servicer........................................................      5
   SECTION 3.02         Collection of Receivable Payments.............................................      6
   SECTION 3.03         Rebates on Full Prepayments on Scheduled Interest Receivables.................      7
   SECTION 3.04         Realization Upon Liquidating Receivables......................................      7
   SECTION 3.05         Maintenance of Insurance Policies.............................................      7
   SECTION 3.06         Maintenance of Security Interests in Vehicles.................................      7
   SECTION 3.07         Covenants, Representations and Warranties of the Servicer.....................      8
   SECTION 3.08         Purchase of Receivables Upon Breach of Covenant...............................      9
   SECTION 3.09         Total Servicing Fee; Payment of Certain Expenses by Servicer..................     10
   SECTION 3.10         Servicer's Accounting.........................................................     10
   SECTION 3.11         Application of Collections....................................................     10

ARTICLE IV REPRESENTATIONS AND WARRANTIES.............................................................     11

   SECTION 4.01         Representations and Warranties as to the Receivables..........................     11
   SECTION 4.02         Additional Representations and Warranties of GMAC.............................     15
   SECTION 4.03         Representations and Warranties of CARI........................................     16

ARTICLE V ADDITIONAL AGREEMENTS.......................................................................     17

   SECTION 5.01         Conflicts With Further Transfer and Servicing Agreements......................     17
   SECTION 5.02         Protection of Title...........................................................     17
   SECTION 5.03         Other Liens or Interests......................................................     18
   SECTION 5.04         Repurchase Events.............................................................     18
   SECTION 5.05         Indemnification...............................................................     18
   SECTION 5.06         Further Assignments...........................................................     18
   SECTION 5.07         Pre-Closing Collections.......................................................     19

ARTICLE VI CONDITIONS.................................................................................     19

   SECTION 6.01         Conditions to Obligation of CARI..............................................     19
   SECTION 6.02         Conditions to Obligation of GMAC..............................................     20

ARTICLE VII MISCELLANEOUS PROVISIONS..................................................................     20

   SECTION 7.01         Amendment.....................................................................     20
   SECTION 7.02         Survival......................................................................     21
   SECTION 7.03         Notices.......................................................................     21
   SECTION 7.04         GOVERNING LAW.................................................................     21
   SECTION 7.05         Waivers.......................................................................     21
   SECTION 7.06         Costs and Expenses............................................................     21
   SECTION 7.07         Confidential Information......................................................     21
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   SECTION 7.08         Headings......................................................................     21
   SECTION 7.09         Counterparts..................................................................     21
   SECTION 7.10         No Petition Covenant..........................................................     21
   SECTION 7.11         Limitations on Rights of Others...............................................     22

EXHIBIT A                 Form of First Step Initial Receivables Assignment

EXHIBIT B                 Form of First Step Additional Receivables Assignment

SCHEDULE A                Schedule of Receivables

APPENDIX A                Definitions, Rules of Construction and Notices

APPENDIX B                Additional Representations and Warranties
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      THIS POOLING AND SERVICING AGREEMENT, dated as of December 9, 2004, between CAPITAL AUTO RECEIVABLES, INC., a Delaware corporation ("CARI"), and GENERAL MOTORS ACCEPTANCE CORPORATION, a Delaware corporation (herein referred to as "GMAC" in its capacity as seller of the Receivables and as the "Servicer" in its capacity as servicer of the Receivables).

      WHEREAS, CARI desires to purchase on the date hereof and from time to time hereafter portfolios of automobile and light truck retail instalment sale contracts, direct purchase money loans and related rights owned by GMAC;

      WHEREAS, GMAC is willing to sell on the date hereof and from time to time hereafter such contracts and related rights to CARI;

      WHEREAS, CARI may wish to sell or otherwise transfer on the date hereof and from time to time hereafter such contracts and related rights, or interests therein, to a trust, corporation, partnership or other entity (any such entity being the "Issuer");

      WHEREAS, the Issuer may issue debentures, notes, participations, certificates of beneficial interest, partnership interests or other interests or securities (collectively, any such issued interests or securities being "Securities") to fund its acquisition of such contracts and related rights;

      WHEREAS, the Issuer may wish to provide in the agreements pursuant to which it acquires its interest in such contracts and related rights and issues the Securities (all such agreements, including the Trust Sale and Servicing Agreement and the Indenture, being collectively the "Further Transfer and Servicing Agreements") that GMAC shall service such contracts;

      WHEREAS, the Servicer is willing to service such contracts in accordance with the terms hereof for the benefit of CARI and, by its execution of the Further Transfer and Servicing Agreements, will be willing to service such contracts in accordance with the terms of such Further Transfer and Servicing Agreements for the benefit of the Issuer and each other party identified or described herein or in the Further Transfer and Servicing Agreements as having an interest as owner, trustee, secured party, or holder of Securities (the Issuer and all such parties under the Further Transfer and Servicing Agreements being "Interested Parties") with respect to such contracts, and the proceeds thereof, as the interests of such parties may appear from time to time.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.01 Definitions. Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Pooling and Servicing Agreement as it may be amended, supplemented or modified from time to

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time, and all references herein to Articles and Sections are to Articles or
Sections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

      SECTION 1.02 Owner of a Receivable. For purposes of this Agreement, the "Owner" of a Receivable shall mean CARI until the sale, transfer, assignment or other conveyance of such Receivable by CARI pursuant to the terms of the Further Transfer and Servicing Agreements, and thereafter shall mean the Issuer; provided, that GMAC or CARI, as applicable, shall be the "Owner" of any Receivable from and after the time that such Person shall acquire such Receivable, whether pursuant to Section 3.08 or 5.04 of this Agreement, any provision of the Further Transfer and Servicing Agreements or otherwise.

                                   ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

      SECTION 2.01 Purchase and Sale of Receivables.

            (a) Initial Purchase. On the Initial Closing Date, subject to satisfaction of the conditions specified in Article VI and the First Step Initial Receivables Assignment (and, in any event, immediately prior to consummation of the related transactions contemplated by the Further Transfer and Servicing Agreements, if any), GMAC shall sell, transfer, assign and otherwise convey to CARI, without recourse:

                  (i) all right, title and interest of GMAC in, to and under the Initial Receivables listed on the Schedule of Initial Receivables and (A) in the case of Initial Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Initial Cutoff Date and (B) in the case of Initial Receivables that are Simple Interest Receivables, all monies received thereon on and after the Initial Cutoff Date, in each case, exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC covering any related Financed Vehicle;

                  (ii) the interest of GMAC in the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and, to the extent permitted by law, any accessions thereto;

                  (iii) the interest of GMAC in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

                  (iv) the interest of GMAC in any proceeds from recourse against Dealers on the Initial Receivables;

                  (v) all right, title and interest of the Seller in, to and under the First Step Initial Receivables Assignment;

                  (vi) the right to purchase Additional Receivables during the Revolving Period at a price equal to the Aggregate Additional Receivables Principal Balance on each applicable Distribution Date; and

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                  (vii) the present and future claims, demands, causes and
choses in action in respect of any or all the foregoing described in clauses (i) through (vi) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangible, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      The property described in clauses (i) through (vii) above is referred to herein collectively as the "Initial Purchased Property."

            (b) Additional Purchases. On each Subsequent Closing Date, subject to the satisfaction of the conditions specified in Article VI and the First Step Additional Receivables Assignment (and, in any event, immediately prior to consummation of the related transactions contemplated by the Further Transfer and Servicing Agreements, if any), GMAC shall sell, transfer, assign and otherwise convey to CARI, without recourse:

                  (i) all right, title and interest of GMAC in, to and under the Additional Receivables listed on the Schedule of Additional Receivables for such Subsequent Closing Date and (1) in the case of Additional Receivables that are Scheduled Interest Receivables, all monies received thereunder on and after the related Subsequent Cutoff Date, and (2) in the case of Additional Receivables that are Simple Interest Receivables, all monies received thereon on and after the related Subsequent Cutoff Date, in each case, exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC covering any related Financed Vehicle;

                  (ii) the interest of GMAC in the security interests in the Financed Vehicles granted by Obligors pursuant to the Additional Receivables and, to the extent permitted by law, any accessions thereto;

                  (iii) the interest of GMAC in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

                  (iv) the interest of GMAC in any proceeds from recourse against Dealers on the Additional Receivables;

                  (v) all right, title and interest of the Seller in, to and under the related First Step Additional Receivables Assignment; and

                  (vi) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (i) through (v) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts

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receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangible, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      The property described in clauses (i) through (vii) above is referred to herein collectively as the "Additional Purchased Property." The Initial Purchased Property and the Additional Purchased Property are referred to herein collectively as the "Purchased Property."

            (c) It is the intention of GMAC and CARI that the transfer and assignment of Receivables contemplated by this Agreement and each First Step Receivables Assignment shall constitute a sale of the Receivables from GMAC to CARI and the beneficial interest in and title to the Receivables shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law.

            (d) The transfer and assignment of Receivables contemplated by this Agreement and each First Step Receivables Assignment does not constitute and is not intended to result in any assumption by CARI of any obligation of GMAC to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

      SECTION 2.02 Receivables Purchase Price.

            (a) Initial Purchase. In consideration for the Initial Purchased Property, CARI shall, on the Initial Closing Date, pay to GMAC an amount equal to the Initial Aggregate Receivables Principal Balance in respect of the Initial Receivables and GMAC shall execute and deliver to CARI an assignment in the form attached hereto as Exhibit A (the "First Step Initial Receivables Assignment"). The Initial Aggregate Receivables Principal Balance, which is equal to $2,597,263,866.06 shall be paid to GMAC in immediately available funds.

            (b) Additional Receivables. In consideration for the Additional Purchased Property to be sold by GMAC to CARI, CARI shall, on each related Subsequent Closing Date, pay to GMAC an amount equal to the Aggregate Additional Receivables Principal Balance in respect of the Additional Receivables sold on such date and GMAC shall execute and deliver to CARI a First Step Additional Receivables Assignment in the form attached hereto as Exhibit B (the "First Step Additional Receivables Assignment"). The First Step Initial Receivables Assignment and each First Step Additional Receivables Assignment are collectively referred to herein as the "First Step Receivables Assignments."

      SECTION 2.03 The Closings.

            (a) Initial Purchase. The sale and purchase of the Initial Receivables shall take place at the offices of Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois 60601, on the Initial Closing Date at a time mutually agreeable to GMAC and CARI, and will occur simultaneously with the closing of transactions contemplated by the Further Transfer and Servicing Agreements.

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            (b) Additional Purchases. The sale and purchase of the Additional
Receivables shall take place on the Subsequent Closing Dates at such locations and at such times as are mutually agreeable to GMAC and CARI, and will occur simultaneously with the closing of transactions contemplated by any Further Transfer and Servicing Agreements.

      SECTION 2.04 Custody of Receivable Files. In connection with the sale, transfer and assignment of the Receivables to CARI pursuant to this Agreement and the First Step Receivables Assignments, CARI, simultaneously with the execution and delivery of this Agreement, shall enter into the Custodian Agreement with the Custodian, pursuant to which CARI shall revocably appoint the Custodian, and the Custodian shall accept such appointment, to act as the agent of CARI as Custodian of the following documents or instruments which shall be constructively delivered to CARI with respect to each Receivable:

            (a) the fully executed original of the instalment sale contract or direct purchase money loan, as applicable, for such Receivable;

            (b) documents evidencing or related to any Insurance Policy;

            (c) the original credit application of each Obligor, fully executed by each such Obligor on GMAC's customary form, or on a form approved by GMAC, for such application;

            (d) where permitted by law, the original certificate of title (when received) and otherwise such documents, if any, that GMAC keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of GMAC as first lienholder or secured party; and

            (e) any and all other documents that GMAC keeps on file in accordance with its customary procedures relating to the individual Receivable, Obligor or Financed Vehicle.

                                  ARTICLE III
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

      SECTION 3.01 Duties of the Servicer.

            (a) The Servicer is hereby appointed and authorized to act as agent for the Owner of the Receivables and in such capacity shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to comparable automotive receivables that it services for itself or others. The Servicer hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Receivables set forth herein and in the Further Transfer and Servicing Agreements.

            (b) The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, policing the collateral, accounting for collections and furnishing monthly and annual statements to the Owner of any Receivables with respect to distributions, generating federal income tax information and performing the other duties specified herein. Subject to the provisions of Section 3.02, the Servicer shall follow its

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customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable.

            (c) Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Owner of the Receivables, pursuant to this Section 3.01, to execute and deliver, on behalf of all Interested Parties, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the Financed Vehicles. The Servicer is hereby authorized to commence, in its own name or in the name of the Owner of such Receivable a legal proceeding to enforce a Liquidating Receivable as contemplated by Section 3.04, to enforce all obligations of GMAC and CARI under this Agreement and under the Further Transfer and Servicing Agreements or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable or a Liquidating Receivable. If the Servicer commences or participates in such a legal proceeding in its own name, the Servicer is hereby authorized and empowered by the Owner of the Receivables pursuant to this Section 3.01, to obtain possession of the related Financed Vehicle and immediately and without further action on the part of the Owner or the Servicer, the Owner of such Receivable shall thereupon automatically assign in trust such Receivable and the security interest in the related Financed Vehicle to the Servicer for the benefit of the Interested Parties for purposes of commencing or participating in any such proceeding as a party or claimant. Upon such automatic assignment, the Servicer will be, and will have all the rights and duties of, a secured party under the UCC and other applicable law with respect to such Receivable and the related Financed Vehicle. At the Servicer's request from time to time, the Owner of a Receivable assigned under this Section 3.01 shall provide the Servicer with evidence of the assignment in trust for the benefit of the Interested Parties as may be reasonably necessary for the Servicer to take any of the actions set forth in the following sentence.

            (d) The Servicer is hereby authorized and empowered by the Owner of a Receivable to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. Any Owner of Receivables shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement and the Further Transfer and Servicing Agreements. Except to the extent required by the preceding two sentences, the authority and rights granted to the Servicer in this Section 3.01 shall be nonexclusive and shall not be construed to be in derogation of the retention by the Owner of a Receivable of equivalent authority and rights.

      SECTION 3.02 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection practices, policies and procedures as it follows with respect to comparable automotive receivables that it services for itself or others in connection therewith. Except as provided in Section 3.07(a)(iii), the Servicer is hereby authorized to grant extensions, rebates or adjustments on a Receivable without the prior consent of the Owner of such Receivable. The Servicer is authorized in its

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discretion to waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing such Receivable.

      SECTION 3.03 Rebates on Full Prepayments on Scheduled Interest Receivables. If the amount of a full Prepayment by an Obligor under a Scheduled Interest Receivable, after adjustment for the Rebate, is less than the amount that would be payable under the actuarial method if a full Prepayment were made at the end of the billing month under such Scheduled Interest Receivable, either because the Rebate calculated under the terms of such Receivable is greater than the amount calculable under the actuarial method or because the Servicer's customary servicing procedure is to credit a greater Rebate, the Servicer, as part of its servicing duties, shall remit such difference to the Owner of such Receivable.

      SECTION 3.04 Realization Upon Liquidating Receivables. The Servicer shall use reasonable efforts, consistent with its customary practices, policies and procedures, to repossess or otherwise comparably convert the ownership of any Financed Vehicle that it has reasonably determined should be repossessed or otherwise converted following a default under the Receivable secured by the Financed Vehicle. The Servicer is authorized to follow such customary practices, policies and procedures as it follows with respect to comparable automotive receivables that it services for itself or others, which customary practices, policies and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale and other actions by the Servicer in order to realize upon such a Receivable. The Servicer is hereby authorized to exercise its discretion consistent with its customary practices, policies and procedures and the terms of this Agreement, in servicing Liquidating Receivables so as to maximize the realization of those Liquidating Receivables, including the discretion to choose to sell or not to sell any of the Liquidating Receivables on behalf of CARI or any other Owner. The Servicer shall not be liable for any such exercise of its discretion to sell or not to sell such Liquidating Receivables made in good faith. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. The Servicer shall be entitled to receive Liquidation Expenses with respect to each Liquidating Receivable at such time as the Receivable becomes a Liquidating Receivable (or as may otherwise be provided in the Further Transfer and Servicing Agreements).

      SECTION 3.05 Maintenance of Insurance Policies. The Servicer shall, in accordance with its customary practices, policies and procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the execution of the related Receivable. The Servicer shall, in accordance with its customary practices, policies and procedures, monitor such physical damage insurance with respect to each Receivable.

      SECTION 3.06 Maintenance of Security Interests in Vehicles. The Servicer shall, in accordance with its customary practices, policies and procedures and at its own expense, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Owner of each Receivable hereby authorizes

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the Servicer to re-perfect such security interest on behalf of such Owner, as necessary because of the relocation of a Financed Vehicle, or for any other reason.

      SECTION 3.07 Covenants, Representations and Warranties of the Servicer. As of the Initial Closing Date with respect to the Initial Receivables and as of each Subsequent Closing Date with respect to the Additional Receivables purchased on each such Subsequent Closing Date, the Servicer hereby makes the following representations, warranties and covenants on which CARI relies in accepting the Receivables hereunder and pursuant to the related First Step Receivables Assignment, and on which the Issuer shall rely in accepting such Receivables and executing and delivering the Securities under the Further Transfer and Servicing Agreements.

            (a) The Servicer covenants that from and after the closing hereunder:

                  (i) Liens in Force. Except as contemplated in this Agreement or the Further Transfer and Servicing Agreements, the Servicer shall not release in whole or in part any Financed Vehicle from the security interest securing the related Receivable;

                  (ii) No Impairment. The Servicer shall do nothing to impair the rights or security interest of CARI or any Interested Party in and to the Purchased Property; and

                  (iii) No Modifications. The Servicer shall not amend or otherwise modify any Receivable such that the Amount Financed, the Annual Percentage Rate, the total number of Scheduled Payments (in the case of a Scheduled Interest Receivable) or the number of originally scheduled due dates (in the case of a Simple Interest Receivable), is altered or such that the last Scheduled Payment (in the case of a Scheduled Interest Receivable) or the last scheduled due date (in the case of a Simple Interest Receivable) occurs after the Final Scheduled Distribution Date.

            (b) Upon the execution of this Agreement and the Further Transfer and Servicing Agreements, the Servicer represents and warrants to the Issuer and CARI that as of the Initial Closing Date with respect to the Initial Receivables and as of each Subsequent Closing Date with respect to the Additional Receivables purchased on each such Subsequent Closing Date in addition to the representations and warranties in Sections 4.01 and 4.02 being true that as of each such Initial Closing Date or Subsequent Closing Date, as applicable:

                  (i) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of its state of incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to service the Receivables as provided herein and in the Further Transfer and Servicing Agreements;

                  (ii) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables) requires or shall require such qualification;

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                  (iii) Power and Authority. The Servicer has the power and
authority to execute and deliver this Agreement and the Further Transfer and Servicing Agreements and to carry out the terms of such agreements; and the Servicer's execution, delivery and performance of this Agreement and the Further Transfer and Servicing Agreements have been duly authorized by the Servicer by all necessary corporate action;

                  (iv) Binding Obligation. The Further Transfer and Servicing Agreements and this Agreement, when duly executed and delivered, shall constitute the legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (v) No Violation. The consummation by the Servicer of the transactions contemplated by this Agreement and the Further Transfer and Servicing Agreements, and the fulfillment by the Servicer of the terms hereof and thereof, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Further Transfer and Servicing Agreements, or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties; and

                  (vi) No Proceedings. To the Servicer's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement and the Further Transfer and Servicing Agreements or any Securities issued thereunder, (B) seeking to prevent the issuance of such Securities or the consummation of any of the transactions contemplated by the Further Transfer and Servicing Agreements, or (C) seeking any determination or ruling that might materially and adversely affect this Agreement, the performance by the Servicer of its obligations under, or the validity or enforceability of, the Further Transfer and Servicing Agreements.

      SECTION 3.08 Purchase of Receivables Upon Breach of Covenant. Upon discovery by any of the Servicer, CARI or any party under the Further Transfer and Servicing Agreements of a breach of any of the covenants set forth in Sections 3.06 and 3.07(a), the party discovering such breach shall give prompt written notice thereof to the others. As of the last day of the second Monthly Period following its discovering or receiving notice of such breach (or, at the Servicer's election, the last day of the first Monthly Period so following), the Servicer shall, unless it shall have cured such breach in all material respects, purchase from the Owner thereof any Receivable materially and adversely affected by such breach as determined by such Owner and, on the related Distribution Date, the Servicer shall pay the Administrative Purchase Payment, and shall be entitled to receive the Released Administrative Amount, if any. It is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to CARI or any Interested Party.

      SECTION 3.09 Total Servicing Fee; Payment of Certain Expenses by Servicer. The Servicer is entitled to receive the Total Servicing Fee and Supplemental Servicing Fees out of collections in respect of the Receivables. The Servicer shall also be entitled to Investment Earnings as, and to the extent, set forth in the Further Transfer and Servicing Agreements. Subject to any limitations on the Servicer's liability under the Further Transfer and Servicing Agreements, the Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement and under the Further Transfer and Servicing Agreements (including fees and disbursements of the Issuer, any trustees and independent accountants, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to holders of Securities and all other fees and expenses not expressly stated under this Agreement or the Further Transfer and Servicing Agreements to be for the account of the holders of Securities).

      SECTION 3.10 Servicer's Accounting. On each Determination Date under a Further Transfer and Servicing Agreement, the Servicer shall deliver to each of the trustees and other applicable parties under the Further Transfer and Servicing Agreements and to CARI and the Rating Agencies a Servicer's Accounting with respect to the immediately preceding Monthly Period executed by the President or any Vice President of the Servicer containing all information necessary to each such party for making any distributions required by the Further Transfer and Servicing Agreements, and all information necessary to each such party for sending any statements required under the Further Transfer and Servicing Agreements. Receivables to be purchased by the Servicer under Sections
3.08 or 5.04 or to be repurchased by CARI or GMAC under the Further Transfer and Servicing Agreements as of the last day of any Monthly Period shall be identified by Receivable number (as set forth in the Schedule of Receivables). With respect to any Receivables for which CARI is the Owner, the Servicer shall deliver to CARI such accountings relating to such Receivables and the actions of the Servicer with respect thereto as CARI may reasonably request.

      SECTION 3.11 Application of Collections. For the purposes of this Agreement and the Further Transfer and Servicing Agreements, no later than each Distribution Date all collections for the related Monthly Period shall be applied by the Servicer as follows:

            (a) With respect to each Scheduled Interest Receivable (other than an Administrative Receivable or a Warranty Receivable), payments by or on behalf of the Obligor which are not Supplemental Servicing Fees shall be applied first to reduce outstanding advances of shortfalls in collections, if any, made pursuant to the Further Transfer and Servicing Agreements with respect to such Receivable. Next, the amount of any such payments in excess of Supplemental Servicing Fees and any such advances with respect to such Receivable shall be applied to the Scheduled Payment with respect to such Receivable. Any amount of such payments remaining after the applications described in the preceding two sentences constitutes an Excess Payment with respect to such Receivable, and such Excess Payment (to the extent it does not constitute a Payment Ahead) shall be applied to prepay such Receivable. If the amounts applied under the first two sentences of this
Section 3.11(a) shall be less than the Scheduled Payment, whether as a result of any extension granted to the Obligor or otherwise, then the Deferred Prepayment, if any, with respect to such Receivable shall be applied by the Servicer to the extent of the shortfall, and such Deferred Prepayment shall be reduced accordingly.

            (b) With respect to all Simple Interest Receivables (other than Administrative Receivables and Warranty Receivables), payments by or on behalf of the Obligors which are not Supplemental Servicing Fees shall be applied first to the payment to the Servicer of Excess Simple Interest Collections, if any, and next to principal and interest on all such Simple Interest Receivables.

            (c) With respect to each Administrative Receivable and Warranty Receivable, payments by or on behalf of the Obligor shall be applied in the same manner, except that any Released Administrative Amount or Released Warranty Amount shall be remitted to the Servicer or CARI, as applicable. In the case of a Scheduled Interest Receivable, a Warranty Payment shall be applied to reduce any advances described in Section 3.11(a) and such Warranty Payment or an Administrative Purchase Payment, as applicable, shall be applied to the Scheduled Payment, in each case to the extent that the payments by or on behalf of the Obligor shall be insufficient, and then to prepay such Receivable in full. In the case of a Simple Interest Receivable, a Warranty Payment or an Administrative Payment, as applicable, shall be applied to principal and interest on such Receivable.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.01 Representations and Warranties as to the Receivables. GMAC makes the following representations and warranties as to the Receivables on which CARI relies in accepting the Receivables. Such representations and warranties speak as of the Initial Closing Date with respect to the Initial Receivables, and as of each Subsequent Closing Date with respect to the Additional Receivables purchased on each such Subsequent Closing Date, and shall survive the sale, transfer and assignment of the Receivables to CARI and the subsequent assignment and transfer pursuant to the Further Transfer and Servicing Agreements:

            (a) Characteristics of Receivables.

                  (i) General. Each Receivable:

                        (1) is secured by a Financed Vehicle, was originated in the United States by GMAC or one of its subsidiaries or a Dealer for the retail sale of a Financed Vehicle in the ordinary course of business, was fully and properly executed by the parties thereto, if not originated by GMAC, was purchased by GMAC from one of its subsidiaries or from such Dealer under an existing Dealer Agreement, and was validly assigned by such subsidiary or such Dealer to GMAC in accordance with its terms,

                        (2) has created or shall create a valid, binding and enforceable first priority security interest in favor of GMAC in the Financed Vehicle, which security interest is assignable by GMAC to CARI,

                        (3) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security,

                        (4) is a Scheduled Interest Receivable or a Simple Interest Receivable,

                        (5) provides for level monthly payments which may vary from one another by no more than $5, that shall amortize the Amount Financed by maturity and shall yield interest at the Annual Percentage Rate,

                        (6) has an original term of not less than six and not greater than 72 months and a remaining term of not less than six months, and

                        (7) at least one monthly payment has been made;

                  (ii) Initial Receivables. In addition to the characteristics set forth in Section 4.01(a)(i) above, each Initial Receivable (1) has a first scheduled payment due date on or after November 1, 1998, (2) has a final scheduled payment that is due no later than January 31, 2010, (3) was originated on or after October 1, 1998, (4) as of the Initial Cutoff Date, was not considered past due, that is, the payments due on that Initial Receivable in excess of $25 have been received within thirty (30) days of the payment date, and was not a Liquidating Receivable.

            In addition, with respect to the Initial Receivables, Scheduled Interest Receivables represent (based on Principal Balances) 27.46% of the Aggregate Amount Financed, with the balance of the Initial Receivables being Simple Interest Receivables.

                  (iii) Additional Receivables. In addition to the characteristics set forth in Section 4.01(a)(i) above, each Additional Receivable (1) has a final scheduled payment that is due no later than October 31, 2011 and (2) as of the related Subsequent Cutoff Date, was not considered past due, that is, the payments due on that Additional Receivable in excess of $25 have been received within thirty (30) days of the scheduled payment date and such Additional Receivable was not a Liquidating Receivable.

                  (iv) Cumulative Receivables. Following the addition of all Additional Receivables on each Subsequent Cutoff Date:

                        (1) the sum of the Amount Financed of each Cumulative Receivable as of such date that had an original term in excess of 60 months, measured as of its date of origination, is not greater than 20.0% of the Aggregate Amount Financed of the Cumulative Receivables as of such date;

                        (2) the sum of the Amount Financed of each Cumulative Receivable as of such date that was secured by used Financed Vehicles, measured as of the

Applicable Cutoff Date for each such Cumulative Receivable, is not greater than 20.0% of the Aggregate Amount Financed of the Cumulative Receivables as of such dates; and

                        (3) the sum of the Amount Financed of each Cumulative Receivable as of such date that was a Subvented Receivable, measured as of the Applicable Cutoff Date for each such Cumulative Receivable, is not less than 70.0% of the Aggregate Amount Financed of the Cumulative Receivables as of such date.

            (b) Creation, Perfection and Priority of Security Interests. The representations and warranties regarding creation, perfection and priority of security interests in the Purchased Property, which are attached to this Agreement as Appendix B, are true and correct to the extent that they are applicable;

            (c) Schedule of Receivables. The information set forth in the Schedule of Initial Receivables is, and each Schedule of Additional Receivables will be, true and correct in all material respects, and no selection procedures believed to be adverse to CARI or to holders of the Securities issued under the Further Transfer and Servicing Agreements were utilized in selecting the Receivables from those receivables of GMAC which meet the selection criteria set forth in this Agreement;

            (d) Compliance With Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Servicemembers Civil Relief Act of 2003, the Texas Consumer Credit Code, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws, in respect of any of the Receivables and other Purchased Property, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced thereby complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made;

            (e) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

            (f) Security Interest in Financed Vehicle. Immediately prior to the sale, transfer and assignment thereof pursuant hereto and the First Step Receivables Assignments, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of GMAC as secured party or all necessary and appropriate action had been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of GMAC as secured party;

            (g) Receivables In Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part;

            (h) No Waiver. Since the Initial Cutoff Date or any Subsequent Cutoff Date, as applicable, no provision of a Receivable has been waived, altered or modified in any respect;

            (i) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable;

            (j) No Liens. To the best of GMAC's knowledge: (1) there are no liens or claims that have been filed for work, labor or materials affecting any Financed Vehicle securing any Receivable that are or may be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable; (2) no contribution failure has occurred with respect to any Benefit Plan which is sufficient to give rise to a lien under Section 302 (f) of ERISA with respect to any Receivable; and (3) no tax lien has been filed and no claim related thereto is being asserted with respect to any Receivable;

            (k) Insurance. Each Obligor is required to maintain a physical damage insurance policy of the type that GMAC requires in accordance with its customary underwriting standards for the purchase of automotive receivables;

            (l) Good Title. No Receivable has been sold, transferred, assigned or pledged by GMAC to any Person other than CARI; immediately prior to the conveyance of the Receivables pursuant to this Agreement and the First Step Receivables Assignments, GMAC had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement by GMAC, CARI shall have all of the right, title and interest of GMAC in and to the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien;

            (m) Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Receivable under this Agreement, the Trust Sale and Servicing Agreement or the Indenture, as applicable;

            (n) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give CARI a first priority perfected ownership interest in the Receivables shall have been made;

            (o) One Original. There is only one original executed copy of each Receivable;

            (p) No Documents or Instruments. No Receivable, or constituent part thereof, constitutes a "negotiable instrument" or "negotiable document of title" (as such terms are used in the UCC); and

            (q) No Amendment. No Receivable has been amended or otherwise modified such that the total number of the Obligor's Scheduled Payments (in the case of a Scheduled

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

Interest Receivable) or the number of originally scheduled due dates (in the case of a Simple Interest Receivable) is increased or such that the Amount Financed is increased.

      SECTION 4.02 Additional Representations and Warranties of GMAC. GMAC hereby represents and warrants to CARI as of the Initial Closing Date with respect to the Initial Receivables and as of each Subsequent Closing Date with respect to the Additional Receivables purchased on each such Subsequent Closing Date, both in its capacity as the seller of the Receivables hereunder and in its capacity as Servicer, that:

            (a) Organization and Good Standing. GMAC has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted;

            (b) Due Qualification. GMAC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables) requires or shall require such qualification;

            (c) Power and Authority. GMAC has the power and authority to execute and deliver this Agreement and the First Step Receivables Assignments and to carry out its terms; GMAC has full power and authority to sell and assign the property to be sold and assigned to CARI and to service the Receivables as provided herein and in the Further Transfer and Servicing Agreements, has duly authorized such sale and assignment to CARI by all necessary corporate action; and the execution, delivery and performance of this Agreement and the First Step Receivables Assignments have been duly authorized by GMAC by all necessary corporate action;

            (d) Valid Sale; Binding Obligation. This Agreement and the First Step Receivables Assignments, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Initial Receivables, and each First Step Additional Receivables Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the respective Additional Receivables, in each case, enforceable against creditors of and purchasers from GMAC; and this Agreement together with the First Step Receivables Assignments, when duly executed and delivered, shall constitute a legal, valid and binding obligation of GMAC enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

            (e) No Violation. The consummation of the transactions contemplated by this Agreement and the First Step Receivables Assignments and the fulfillment of the terms of this Agreement and the First Step Receivables Assignments shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of GMAC, or any indenture, agreement, mortgage, deed of trust or other instrument to which GMAC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the First Step Receivables Assignments or violate any law or, to the best of GMAC's knowledge, any order, rule or regulation applicable to GMAC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over GMAC or any of its properties;

            (f) No Proceedings. To GMAC's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over GMAC or its properties (A) asserting the invalidity of this Agreement and the First Step Receivables Assignments , (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement and the First Step Receivables Assignments, or (C) seeking any determination or ruling that might materially and adversely affect the performance by GMAC of its obligations under, or the validity or enforceability of, this Agreement and the First Step Receivables Assignments; and

            (g) No Insolvency. With respect to the Additional Receivables as of the related Subsequent Closing Date, (i) GMAC was not and will not become insolvent as a result of the transfer of such Additional Receivables, (ii) GMAC did not intend to or believe that it would incur debts that would be beyond its ability to pay as such debts matured, (iii) GMAC did not transfer such Additional Receivables with the actual intent to hinder, delay or defraud any Person and (iv) the assets of GMAC did not constitute unreasonably small capital to carry out its business as conducted.

      SECTION 4.03 Representations and Warranties of CARI. CARI hereby represents and warrants to GMAC as of the Initial Closing Date and each Subsequent Closing Date:

            (a) Organization and Good Standing. CARI has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables;

            (b) Due Qualification. CARI is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

            (c) Power and Authority. CARI has the power and authority to execute and deliver this Agreement and the First Step Receivables Assignments and to carry out its terms and the execution, delivery and performance of this Agreement and the First Step Receivables Assignments have been duly authorized by CARI by all necessary corporate action;

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the First Step Receivables Assignments and the fulfillment of the terms of this Agreement and the First Step Receivables Assignments shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of CARI, or any indenture, agreement, mortgage, deed of trust or other instrument to which CARI is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than any Further Transfer and Servicing Agreement or violate any law or, to the best of CARI's knowledge, any order, rule or regulation applicable to CARI of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over CARI or any of its properties; and

            (e) No Proceedings. To CARI's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over CARI or its properties (i) asserting the invalidity of this Agreement and the First Step Receivables Assignments, or (ii) seeking any determination or ruling that might materially and adversely affect the performance by CARI of its obligations under, or the validity or enforceability of, this Agreement and the First Step Receivables Assignments.

                                   ARTICLE V
                              ADDITIONAL AGREEMENTS

      SECTION 5.01 Conflicts With Further Transfer and Servicing Agreements. To the extent that any provision of Sections 5.02 through 5.04 of this Agreement conflicts with any provision of the Further Transfer and Servicing Agreements, the Further Transfer and Servicing Agreements shall govern.

      SECTION 5.02 Protection of Title.

            (a) Filings. GMAC shall authorize and execute, as applicable, and file such financing statements and cause to be authorized and executed, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of CARI under this Agreement and the First Step Receivables Assignments in the Receivables and the other Purchased Property and in the proceeds thereof. GMAC shall deliver (or cause to be delivered) to CARI file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing GMAC hereby authorizes CARI and its assigns to file all such financing statements and to file such financing statements without its signature.

            (b) Name Change. GMAC shall not change its state of organization or its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by GMAC in accordance with Section 5.02(a) seriously misleading within the meaning of the UCC, unless it shall have given CARI at least sixty (60) days prior written notice thereof.

            (c) Executive Office; Maintenance of Offices. GMAC shall give CARI at least sixty (60) days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. GMAC shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

            (d) New Debtor. In the event that GMAC shall change the jurisdiction in which it is incorporated or otherwise enter into any transaction which would result in a "new debtor" (as defined in the UCC) succeeding to the obligations of GMAC hereunder, GMAC shall comply fully with the obligations of Section 5.02(a).

      SECTION 5.03 Other Liens or Interests. Except for the conveyances hereunder and under the First Step Receivables Assignments and as contemplated by the Further Transfer and Servicing Agreements, GMAC shall not sell, pledge, assign or transfer the Receivables or other Purchased Property to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and GMAC shall defend the right, title and interest of CARI in, to and under such Receivables or other Purchased Property against all claims of third parties claiming through or under GMAC.

      SECTION 5.04 Repurchase Events. By its execution of the Further Transfer and Servicing Agreements to which it is a party, GMAC shall acknowledge the assignment by CARI of such of its right, title and interest in, to and under this Agreement and the First Step Receivables Assignments to the Issuer as shall be provided in the Further Transfer and Servicing Agreements. GMAC hereby covenants and agrees with CARI for the benefit of CARI and the Interested Parties that in the event of a breach of any of GMAC's representations and warranties contained in Section 4.01 hereof with respect to any Receivable (a "Repurchase Event"), GMAC will repurchase such Receivable from the Issuer (if the Issuer is then the Owner of such Receivable) on the date and for the amount specified in the Further Transfer and Servicing Agreements, without further notice from CARI hereunder. Upon the occurrence of a Repurchase Event with respect to a Receivable for which CARI is the Owner, GMAC agrees to repurchase such Receivable from CARI for an amount and upon the same terms as GMAC would be obligated to repurchase such Receivable from the Issuer if the Issuer was then the Owner thereof, and upon payment of such amount, GMAC shall have such rights with respect to such Receivable as if GMAC had purchased such Receivable from the Issuer as the Owner thereof. It is understood and agreed that the obligation of GMAC to repurchase any Receivable as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against GMAC for such breach available to CARI or any Interested Party.

      SECTION 5.05 Indemnification. GMAC shall indemnify CARI for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that GMAC may otherwise have.

      SECTION 5.06 Further Assignments. GMAC acknowledges that CARI may, pursuant to the Further Transfer and Servicing Agreements, sell the Receivables to the Issuer and assign its rights hereunder and under the First Step Receivables Assignments to the Issuer, subject to the terms and conditions of the Further Transfer and Servicing Agreements, and that the Issuer may in turn further pledge, assign or transfer its rights in the Receivables and this Agreement and the First Step Receivables Assignments. GMAC further acknowledges that CARI may assign its rights under the Custodian Agreement to the Issuer.

      SECTION 5.07 Pre-Closing Collections. Within two (2) Business Days after the Initial Closing Date and each Subsequent Closing Date, GMAC shall transfer to the account or accounts designated by CARI (or by the Issuer under the Further Transfer and Servicing Agreements) all collections on the Receivables held by GMAC on the Initial Closing Date or Subsequent Closing Date, as applicable, and conveyed to CARI pursuant to Section 2.01; provided that so long as the Monthly Remittance Conditions are satisfied, such collections need not be transferred until the first Distribution Date.

                                   ARTICLE VI
                                   CONDITIONS

      SECTION 6.01 Conditions to Obligation of CARI. The obligation of CARI to purchase the Receivables hereunder and pursuant to the First Step Receivables Assignments is subject to the satisfaction of the following conditions:

            (a) Representations and Warranties True. The representations and warranties of GMAC hereunder shall be true and correct at the time of the Initial Closing Date and each Subsequent Closing Date with the same effect as if then made, and GMAC shall have performed all obligations to be performed by it hereunder on or prior to the Initial Closing Date and each Subsequent Closing Date.

            (b) No Repurchase Event. No Repurchase Event shall have occurred on or prior to the Initial Closing Date and each Subsequent Closing Date.

            (c) Computer Files Marked. GMAC shall, at its own expense, on or prior to the Initial Closing Date and each Subsequent Closing Date, indicate in its computer files created in connection with the Receivables that the Receivables have been sold to CARI pursuant to this Agreement and the First Step Receivables Assignments and deliver to CARI the Schedule of Initial Receivables or Schedule of Additional Receivables, as applicable, certified by an officer of GMAC to be true, correct and complete.

            (d) Documents to be Delivered By GMAC.

                  (i) The Assignments. On the Initial Closing Date, GMAC shall execute and deliver the First Step Initial Receivables Assignment and on each Subsequent Closing Date, GMAC shall execute and deliver a First Step Additional Receivables Assignment.

                  (ii) Evidence of UCC Filing. On or prior to the Initial Closing Date, GMAC shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, authorized by and naming GMAC as seller or debtor, naming CARI as purchaser or secured party, naming the Receivables and the other Purchased Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to CARI. GMAC shall deliver a file-stamped copy, or other evidence satisfactory to CARI of such filing, to CARI on or prior to the Initial Closing Date.

                  (iii) Other Documents. On the Initial Closing Date and on each Subsequent Closing Date, GMAC shall provide such other documents as CARI may reasonably request.

            (e) Other Transactions. The transactions contemplated by the Further Transfer and Servicing Agreements shall be consummated to the extent that such transactions are intended to be substantially contemporaneous with the transactions hereunder.

            (f) Conditions to the Purchase of Additional Receivables. In addition to the conditions set forth in this Section 6.01, the obligation of CARI to purchase Additional Receivables hereunder and pursuant to the related First Step Additional Receivables Assignment is subject to the satisfaction of the following conditions:

                  (i) No Adverse Selection Procedures. No selection procedures believed by GMAC to be adverse to the interests of CARI, the Issuer, the Noteholders or the Certificateholders shall have been utilized in selecting the Additional Receivables.

                  (ii) No Material Tax Consequences. The addition of the Additional Receivables will not result in a material adverse tax consequence to CARI, the Issuer, the Noteholders or the Certificateholders.

                  (iii) Conditions Satisfied. All the conditions to the transfer of the Additional Receivables from CARI to the Issuer specified in Section 2.07 of the Trust Sale and Servicing Agreement shall have been satisfied.

      SECTION 6.02 Conditions to Obligation of GMAC. The obligation of GMAC to sell the Receivables to CARI hereunder or pursuant to the First Step Receivables Assignments is subject to the satisfaction of the following conditions:

            (a) Representations and Warranties True. The representations and warranties of CARI hereunder shall be true and correct as of the Initial Closing Date with respect to the Initial Receivables and as of the Subsequent Closing Date with respect to the Additional Receivables with the same effect as if then made, and CARI shall have performed all obligations to be performed by it hereunder or pursuant to the First Step Receivables Assignments on or prior to the closing hereunder.

            (b) Receivables Purchase Price. On the Initial Closing Date, CARI shall pay to GMAC the Initial Aggregate Receivables Principal Balance and on each Subsequent Closing Date, CARI shall pay GMAC the Aggregate Additional Receivables Principal Balance, in each case, as provided in Section 2.02.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

      SECTION 7.01 Amendment. This Agreement may be amended from time to time (subject to any expressly applicable amendment provision of the Further Transfer and Servicing Agreements) by a written amendment duly executed and delivered by GMAC and CARI.

      SECTION 7.02 Survival. The representations and warranties of GMAC set forth in Articles IV and V of this Agreement and of Servicer set forth in
Section 3.07 of this Agreement shall remain in full force and effect and shall survive the Initial Closing Date and each Subsequent Closing Date under Section
2.03 hereof and the closing under the Further Transfer and Servicing Agreements.

      SECTION 7.03 Notices. All demands, notices and communications upon or to GMAC or CARI under this Agreement shall be delivered as specified in Part III of Appendix A to this Agreement.

      SECTION 7.04 GOVERNING LAW. THIS AGREEMENT AND THE FIRST STEP RECEIVABLES ASSIGNMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 7.05 Waivers. No failure or delay on the part of CARI in exercising any power, right or remedy under this Agreement or the First Step Receivables Assignments shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

      SECTION 7.06 Costs and Expenses. GMAC agrees to pay all reasonable out-of-pocket costs and expenses of CARI, including fees and expenses of counsel, in connection with the perfection as against third parties of CARI's right, title and interest in, to and under the Receivables and the enforcement of any obligation of GMAC hereunder.

      SECTION 7.07 Confidential Information. CARI agrees that it shall neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of CARI's rights hereunder, under the Receivables, under the Further Transfer and Servicing Agreements or as required by law.

      SECTION 7.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      SECTION 7.09 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 7.10 No Petition Covenant. Notwithstanding any prior termination of this Agreement, GMAC shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes to the Note Distribution Account, acquiesce, petition or otherwise invoke or cause CARI to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against CARI under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of CARI or any substantial part of its property, or ordering the winding up or liquidation of the affairs of CARI.

      SECTION 7.11 Limitations on Rights of Others. The provisions of this Agreement and the First Step Receivables Assignments are solely for the benefit of GMAC and CARI and, to the extent expressly provided herein, the Interested Parties, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in, under, or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                                    * * * * *

      IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                         GENERAL MOTORS ACCEPTANCE CORPORATION

                         By: /s/ Carl J. Vannatter
                             -----------------------------------------
                             Name: Carl J. Vannatter
                             Title: Director - Global Securitization

                         CAPITAL AUTO RECEIVABLES, INC.

                         By: /s/ Nancy L. Bugg
                             -----------------------------------------
                             Name: Nancy L. Bugg
                             Title: Vice President

Signature Page to Pooling and Servicing Agreement

                                    EXHIBIT A

                                     FORM OF
                    FIRST STEP INITIAL RECEIVABLES ASSIGNMENT
                   PURSUANT TO POOLING AND SERVICING AGREEMENT

      For value received, in accordance with the Pooling and Servicing Agreement, dated as of December 9, 2004 (the "Pooling and Servicing Agreement"), between General Motors Acceptance Corporation, a Delaware corporation ("GMAC"), and Capital Auto Receivables, Inc., a Delaware corporation ("CARI"), GMAC does hereby sell, assign, transfer and otherwise convey unto CARI, without recourse,
(i) all right, title and interest of GMAC in, to and under the Initial Receivables listed on the Schedule of Initial Receivables attached hereto and
(a) in the case of Initial Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Initial Cutoff Date and (b) in the case of Initial Receivables that are Simple Interest Receivables, all monies received thereon on and after the Initial Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC covering any related Financed Vehicle; (ii) the interest of GMAC in the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and, to the extent permitted by law, any accessions thereto;
(iii) the interest of GMAC in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors; (iv) the interest of GMAC in any proceeds from recourse against Dealers on the Initial Receivables; and (v) all right, title and interest of GMAC in, to and under the First Step Initial Receivables Assignment; and (vi) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (i), (ii), (iii), (iv), and (v) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangible, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      It is the intention of GMAC and CARI that the transfer and assignment of Receivables contemplated by this First Step Initial Receivables Assignment shall constitute a sale of the Initial Receivables from GMAC to CARI and the beneficial interest in and title to the Initial Receivables shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law.

      The foregoing transfer and assignment of Receivables contemplated by the Pooling and Servicing Agreement and this First Step Initial Receivables Assignment does not constitute and is not intended to result in any assumption by CARI of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Initial Receivables, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

      This First Step Initial Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Pooling and Servicing Agreement and is to be governed by the Pooling and Servicing Agreement.

      Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    * * * * *

      IN WITNESS WHEREOF, the undersigned has caused this First Step Initial Receivables Assignment to be duly executed as of December 9, 2004.

                                   GENERAL MOTORS ACCEPTANCE CORPORATION

                                   By: -------------------------------------
                                   Name: Carl J. Vannatter
                                   Title: Director - Global Securitization

                                    EXHIBIT B

                                     FORM OF
                  FIRST STEP ADDITIONAL RECEIVABLES ASSIGNMENT
                 PURSUANT TO THE POOLING AND SERVICING AGREEMENT

      For value received, in accordance with the Pooling and Servicing Agreement, dated as of December 9, 2004 (the "Pooling and Servicing Agreement"), between General Motors Acceptance Corporation, a Delaware corporation ("GMAC"), and Capital Auto Receivables, Inc., a Delaware corporation ("CARI"), GMAC does hereby sell, assign, transfer and otherwise convey unto CARI, without recourse,
(i) all right, title and interest of GMAC in, to and under the Additional Receivables listed on the Schedule of Additional Receivables attached hereto and
(a) in the case of Additional Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the related Subsequent Cutoff Date and (b) in the case of Additional Receivables that are Simple Interest Receivables, and all monies received thereon on and after the related Subsequent Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC covering any related Financed Vehicle; (ii) the interest of GMAC in the security interests in the Financed Vehicles granted by Obligors pursuant to the Additional Receivables and, to the extent permitted by law, any accessions thereto; (iii) the interest of GMAC in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;
(iv) the interest of GMAC in any proceeds from recourse against Dealers on the Additional Receivables; and (v) all right, title and interest of GMAC in, to and under the First Step Additional Receivables Assignment; and (vi) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (i), (ii), (iii), (iv), and (v) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangible, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      It is the intention of GMAC and CARI that the transfer and assignment contemplated by this First Step Additional Receivables Assignment shall constitute a sale of the Additional Receivables from GMAC to CARI and the beneficial interest in and title to the Additional Receivables shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law.

      The foregoing sale does not constitute and is not intended to result in any assumption by CARI of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Additional Receivables, the Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

      This First Step Additional Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the

Pooling and Servicing Agreement and is to be governed by the Pooling and Servicing Agreement.

      GMAC hereby represents that as of the Subsequent Cutoff Date the Aggregate Additional Receivables Principal Balance of the Additional Receivables conveyed hereby was $[_____].

      GMAC and CARI hereby acknowledge that the Aggregate Additional Receivables Principal Balance for the Additional Receivables assigned hereunder is $[__________ ].

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations of the undersigned under this First Step Additional Receivables Assignment shall be determined in accordance with such laws.

      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Pooling and Servicing Agreement.

                                     * * * *

      IN WITNESS WHEREOF, the undersigned has caused this First Step Additional Receivables Assignment to be duly executed as of _______________, 200__.

                                 GENERAL MOTORS ACCEPTANCE CORPORATION

                                 By: __________________________________
                                     Name: Carl J. Vannatter
                                     Title: Director - Global Securitization

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                         The Schedule of Receivables is
                           on file at the offices of:

      1.    The Indenture Trustee

      2.    The Owner Trustee

      3.    General Motors Acceptance Corporation

      4.    Capital Auto Receivables, Inc.

                                   APPENDIX A

PART I

            For ease of reference, capitalized terms defined herein have been consolidated with and are contained in Appendix A to the Trust Sale and Servicing Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2004-2, as amended and supplemented from time to time.

PART II

            For ease of reference, the rules of construction have been consolidated with and are contained in Part II of Appendix A to the Trust Sale and Servicing Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2004-2, as amended and supplemented from time to time.

PART III

            For ease of reference, the notice addresses and procedures have been consolidated with and are contained in Appendix B to the Trust Sale and Servicing Agreement of even date herewith among GMAC, CARI and Capital Auto Receivables Asset Trust 2004-2, as amended and supplemented from time to time.

                                   APPENDIX B

Additional Representations and Warranties

1. While it is the intention of GMAC and CARI that the transfer and assignment contemplated by this Agreement and the First Step Receivables Assignments shall constitute sales of the Purchased Property from GMAC to CARI, this Agreement, the Trust Sale and Servicing Agreement and the Indenture create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Property in favor of CARI, the Trust and the Indenture Trustee, as applicable, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from GMAC, CARI and the Issuer, respectively.

2. All steps necessary to perfect GMAC's security interest against each Obligor in the property securing the Purchased Property have been taken.

3. Prior to the sale of the Purchased Property to CARI under this Agreement, the Receivables constitute "tangible chattel paper" within the meaning of the applicable UCC.

4. GMAC owns and has good and marketable title to the Purchased Property free and clear of any Lien, claim or encumbrance of any Person.

5. GMAC has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Purchased Property granted to CARI hereunder, the Issuer under the Trust Sale and Servicing Agreement and the Indenture Trustee under the Indenture.

6. Other than the security interest granted to CARI pursuant to the Basic Documents, the Issuer under the Trust Sale and Servicing Agreement and the Indenture Trustee under the Indenture none of GMAC, CARI or the Issuer has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Property. None of GMAC, CARI or the Issuer has authorized the filing of, nor is GMAC aware of, any financing statements against GMAC, CARI or the Issuer that include a description of collateral covering the Purchased Property other than the financing statements relating to the security interests granted to CARI, the Issuer and the Indenture Trustee under the Basic Documents or any financing statement that has been terminated. GMAC is not aware of any judgment or tax lien filings against GMAC, CARI or the Issuer.

7. GMAC, as Servicer, has in its possession all original copies of the Receivables Files and other documents that constitute or evidence the Receivables and the Purchased Property. The Receivables Files and other documents that constitute or evidence the Purchased Property do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than CARI.